Exhibit 10.7

FOURTH EXTENSION OF AMENDED STUDIO LEASE AGREEMENT

THIS FOURTH EXTENSION OF THE AMENDED STUDIO LEASE AGREEMENT (“Amendment”) is made as of January 1, 2007 by and between THE HEARST CORPORATION, a Delaware corporation (“Hearst”), and HEARST-ARGYLE TELEVISION, INC., a Delaware corporation (the “Company”).

W I T N E S S E T H

WHEREAS, Hearst and the Company entered into a Studio Lease Agreement dated as of August 29, 1997 (the “Studio Lease Agreement”), pursuant to which the Company leased to Hearst the Leased Premises (as defined in the Studio Lease Agreement);

WHEREAS, Hearst and the Company entered into an Amendment to Studio Lease Agreement dated as of August 29, 2000 (the “Amended Studio Lease Agreement”);

WHEREAS, Hearst and the Company extended the term of the Amended Studio Lease Agreement pursuant to an initial Extension and a subsequent Second Extension of the Amended Studio Lease Agreement; and

WHEREAS, Hearst and the Company mutually desire to further extend the term of the Amended Studio Lease Agreement, as set forth hereinafter;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amended Studio Lease Agreement as so amended is hereby extended by substituting the date of December 31, 2007 for the date of August 31, 2004 in paragraph 2 (Term of Lease) in the Studio Lease Agreement as so amended.

Except as expressly set forth herein, all terms and conditions of the Studio Lease Agreement as so amended shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this extension of the Studio Lease Agreement as so amended as of the date first above written.

IN WITNESS WHEREOF, the parties have executed this extension of the Studio Lease Agreement as so amended as of the date first above written.

THE HEARST CORPORATION		HEARST-ARGYLE TELEVISION, INC.
By:	/s/ RONALD J. DOERFLER	By:	/s/ JONATHAN C. MINTZER
Name: Ronald J. Doerfler		Name:	Jonathan C. Mintzer
Title: Sr. VP and CFO		Title:	Vice President, General Counsel and Secretary
Dated:		Dated: